BIOLOGICAL ASSETS (Tables)	12 Months Ended
Nov. 30, 2021
BIOLOGICAL ASSETS
Summary of changes in the fair value of biological assets

As at November 30, 2021, the Company’s biological assets consist solely of 1,928 cannabis plants. The changes in the fair value of biological assets are as follows:

$
Balance, November 30, 2020	—
Additions through acquisition of Citizen Stash (Note 19)	252
Changes in fair value due to biological transformation	(188)
Capitalized costs incurred during the biological transformation process	277
Transferred to inventory upon harvest	(114)
Balance, November 30, 2021	227

Summary of net effect of changes in fair value of biological assets

$
Unrealized change in fair value of biological assets	(168)
Realized fair value increments on inventory sold or impaired	(20)